MERCHANDISING LICENSE AGREEMENT

1.  LICENSOR:              International Hockey League, Inc. ("Licensor")
                           1577 North Woodward Ave., Suite 212
                           Bloomfield Hills, Michigan  48304
                           Attn:  Mr. Matt Strelo, Jennifer Riga
                           Phone:  (810) 258-0580  Fax:  (810) 258-0940

     LICENSEE:              Grand Slam Licensing, Inc. ("Licensee")
                            an Indiana corporation
                            401 Pennsylvania Parkway, Suite 390
                            Indianapolis, Indiana  46280
                            Attn:  Mr. Harold Thompson, Milton O. Thompson
                            Phone:  (317) 575-5900  Fax:  (317) 575-5650

REPRESENTATIVE:     Sony Signatures Inc. ("Representative")
                    Two Bryant Street
                    San Francisco, CA  94105
                    Phone:  (415) 247-7400  Fax (415) 247-7407

2. PROPRIETARY SUBJECT MATTER: The names, symbols, emblems, designs, logos and colors of the International Hockey League ("IHL") and of the IHL teams (the current teams being listed on Exhibit B attached hereto) and such other Proprietary Subject Matter as may be provided by Licensor to Licensee from time to time ("Proprietary Subject Matter").

3. ARTICLES: The following products using, bearing or otherwise relating to the Proprietary Subject Matter: Lapel pins and lapel pin collector sets ("Articles").

4. TERRITORY: The United States of America, its territories and possessions, and Canada ("Territory").

5. TERM: The Term shall commence on June 1, 1996 and expire on June 30, 1998, unless sooner terminated and provided in Exhibit A hereto ('Term").

6.  EXCLUSIVITY (check one):    X  Non-exclusive license
Exclusive license

7.  ROYALTY RATE:     9% of Net Sales (Royalty Rate).

8.  ADVANCE:   U.S. $7,000.00 (Advance), payable as follows:
               $3,500.00 upon execution of formal contract by licensee; and
               $3,500.00 due on or before June 1, 1997.

9.  GUARANTEE: U.S. $7,000.00 (Guarantee) due on or before  June
               1, 1997.
               The Guarantee is payable on ore before June 1, 1997.

10. ADMINISTRATIVE FEE: U.S. $1,000.00 payable on execution of this Agreement by (Administrative Fee).

11.  CHANNELS OF DISTRIBUTION:  Standard and Team (Channels of
Distribution).

12.  EARLIEST IN-STORE DATE:  July 1, 1996 (Earliest In-Store
Date).


13.  SHIPPING DATE:  August 1, 1996 (Shipping Date).

14.  COPYRIGHT AND TRADEMARK NOTICES; LOGO; GENERAL
     NOTICE:
                           Copyright:  (To be provided)
                           All Rights Reserved

                          Trademark:  (To be provided)  or  as applicable

                          Logo:  The IHL Officially Licensed Product logo

                          General Notice:  The IHL team insignias depicted on
                                         this product are trademarks
                                         whose licensing rights are exclusively
                                         controlled by the Interna-
                                         tional Hockey League and may not be
                                         reproduced within its written
                                         consent.

15. APPROVALS: All Articles and any related packaging and advertising must be approved by Licensor in writing before distribution or sale by Licensee. Such approvals or disapprovals are within Licensor's sole discretion, and any submission not approved in writing is deemed disapproved.

16.  INSURANCE AMOUNT:  $1,000,000.00.

17.  SAMPLES:  12 of each Article.

18. ADDITIONAL TERMS: The attached Exhibit A (Standard Terms and Conditions) is incorporated herein by this reference.

By signing below, Licensee affirms that it is in agreement with the foregoing and that it has read and understands and agrees to be bound by Exhibit A (Standard Terms and Conditions) attached hereto and forming a part hereof. Licensee further agrees that this Agreement shall also serve as a invoice to Licensee with respect to the amounts payable as set forth above and Licensee agrees to pay such amounts to Representative as and when specified above. This Agreement shall be binding upon Licensor until fully executed and delivered.

ACCEPTED AND AGREED TO:

LICENSOR:                                            LICENSEE:
INTERNATIONAL                                        GRAND SLAM
LICENSING, INC.
HOCKEY LEAGUE, INC.

by:___________________________
by:_________________________

Print Name:____________________                   Print
Name:_________________

Title:__________________________
Title:_______________________

Date:__________________________
Date:_________________________

ACKNOWLEDGED BY REPRESENTATIVE:
SONY SIGNATURES INC.

By: _____________________________


Print Name:_______________________
Title:_____________________________
Date:______________________



                                   MERCHANDISING LICENSE AGREEMENT

1.  LICENSOR:            Apple Corps Limited (Licensor)
                         27 Ovington Square
                         London SW3 1LJ England
                         Attn:  Neil Aspinall
                         Fax:  (011) 44-171-225-0661

    REPRESENTATIVE:            Sony Signatures, Inc. (Representative)
                               Two Bryant Street
                               San Francisco, CA  94105
                               Phone:  (415) 247-7400  Fax (415) 247-7407

     LICENSEE:                 Grand Slam Licensing, Inc. (Licensee)
                               an Indiana corporation
                               401 Pennsylvania Parkway, Suite 390
                               Indianapolis, Indiana  46280
                               Attn:  Mr. Harold Thompson, Milton O. Thompson
                               Phone:  (317) 575-5900  Fax:  (317) 575-5650

2.  ARTIST:  The musical group professional known as THE BEATLES
(Artist).

3. PROPRIETARY SUBJECT MATTER: The name(s), symbols, logos, approved images, and approved licenses of the Artist (Proprietary Subject Matter).

4. ARTICLES: The following products utilizing, bearing, or otherwise relating to the Proprietary Subject Matter (Articles), and, for each of the Articles, its initially listed billing price:

     1.  Collector Pins (size 1" to 2"), handpainted and handcrafts ($2.50).
     2. Collector Pins (size 1" to 2"), containing a photograph of The Beatles ($3.50).
     3.  Limited Edition Collector Pin Sets.
     4.  Keychains (size 1" to 2") handpainted and handcrafted ($3.75).
     5.  Keychains (size 1" to 2"), containing a photograph of The Beatles
($4.00).

     "Limited Edition" means no more than 20,000 reproductions (per image) priced at not less than $10.00 or more than $100.00 for Collector Pin Sets; prices may not be reduced in any case, but may be increased with Licensor's written consent.

5.  TERRITORY:  The United of America (Territory).

6. TERM: The Term shall commence on January 1, 1996 and expire on December 31, 1997, unless sooner terminated as provided in Exhibit A hereto (Term).

7.  EXCLUSIVITY (check one)    X   Non-exclusive license
____Exclusive license
    (subject to Paragraphs 22 and 27 below).

8.  ROYALTY RATE:  11% of Net Sales (Royalty Rate).
                   1% of Net Sales for PSM Protection and
                   Enhancement Fee Program.

9.  ADVANCE:  U.S. $30,000 (Advance).

              The Advance is payable as follows:
              U.S. $10,000 upon execution of this Agreement, receipt of $5,000 of which is hereby acknowledged;

              U.S. $10,000 due on or before September 1, 1996;
              U.S. $10,000 due on or before September 1, 1997.

10.  GUARANTEE:  U.S. $30,000 (Guarantee).

11. CHANNELS OF DISTRIBUTION: Upstairs market and Standard wholesale distribution (Channels of Distribution).

12.  EARLIEST IN-STORE DATE:  January 1, 1996 (Earliest In-Store
Date).

13.  SHIPPING DATE:  February 14, 1996 (Shipping Date).

14.  COPYRIGHT AND TRADEMARK NOTICES:

           Copyright:     199x Apple Corps Limited
                          All Rights Reserved

                          Trademark:  The Beatles

                         Legend:  A Beatles product licensed by Apple
                                  Corps Limit
                                  (or in the event that such legend cannot practicably be applied, such legend or such shorter legend as may be specified by
                                  Licensor from time to time).

15. APPROVALS: All Articles any related packaging and advertising must be approved by Licensor in writing before distribution or sale of Licensee. Such approvals or disapprovals are within Licensor's sole discretion, and any submission not approved in writing is deemed disapproved.

16.  INSURANCE AMOUNT:  $1,000,000.00.

17.  SAMPLES:  24 of each Article.

18. ADDITIONAL TERMS: The attached Exhibit A (Standard Terms and Conditions) is incorporated herein by this reference.

By signing below, Licensee affirms that it is in agreement with the foregoing and that it has read and understands and agrees to be bound by Exhibit A (Standard Terms and Conditions) attached hereto and forming a part hereof. Licensee further agrees that this Agreement shall also serve as a invoice to Licensee with respect to the amounts payable as set forth above and Licensee agrees to pay such amounts to Representative as and when specified above. This Agreement shall be binding upon Licensor until fully executed and delivered.

ACCEPTED AND AGREED TO:

LICENSOR:                                            LICENSEE:
APPLE CORPS LIMITED                                  GRAND SLAM
                                                     LICENSING, INC.


by:___________________________
by:_________________________

Print Name:____________________                   Print
Name:_________________

Title:__________________________
Title:______________________

Date:__________________________
Date:_______________________